SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 31, 2003
                Date of report (Date of earliest event reported)



                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



        VIRGINIA                         1-01703                 32-0045263
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)

                          1001 NINETEENTH STREET NORTH
                               ARLINGTON, VA 22209
          (Address of Principal Executive Offices, including Zip Code)


                                 (703) 312-9500
              (Registrant's telephone number, including area code)


                            FOREST MERGER CORPORATION
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 2003, Friedman, Billings, Ramsey Group, Inc., a Virginia corporation ("FBR Group"), and FBR Asset Investment Corporation, a Virginia corporation ("FBR Asset"), combined their businesses by merging with and into Forest Merger Corporation, a Virginia corporation ("New FBR," renamed "Friedman, Billings, Ramsey Group, Inc." upon completion of the merger). In the merger, each share of FBR Group Class A common stock, par value $0.01 per share ("FBR Group Class A Common Stock"), has been converted into one share of New FBR Class A common stock, par value $0.01 per share ("New FBR Class A Common Stock"), each share of FBR Group Class B common stock, par value $0.01 per share, has been converted into the right to receive one share of New FBR Class B common stock, par value $0.01 per share ("New FBR Class B Common Stock" and, together with New FBR Class A Common Stock, the "New FBR Common Stock"), and each share of FBR Asset common stock, par value $0.01 per share ("FBR Asset Common Stock"), has been converted into 3.65 shares of New FBR Class A Common Stock.

         The issuance of New FBR Common Stock in the merger was registered under the Securities Act of 1933 pursuant to New FBR's registration statement on Form S-4 (File No. 333-101703) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on February 26, 2003. The Joint Proxy Statement/Prospectus of FBR Group and FBR Asset included in the Registration Statement contains additional information about this transaction. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the New FBR Class A Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The New FBR Class A Common Stock has been approved for listing on the New York Stock Exchange and will trade under the ticker symbol "FBR". The description of New FBR Common Stock contained under the caption "Description of New FBR Capital Stock" in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

         Shares of FBR Group Class A Common Stock and FBR Asset Common Stock were both registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. Each of FBR Group and FBR Asset is delisting its common stock from the New York Stock Exchange and filing a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act.

         New FBR's fiscal year will end on the 31st day of December in each year.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         The merger will be reported by New FBR as an acquisition of FBR Asset by FBR Group. The consolidated financial statements of FBR Asset for the years ended December 31 2001, 2000 and 1999 are hereby incorporated by reference herein. Pursuant to the instructions to Item 7(a)(4) and Item 7(b)(2) of Form 8-K, not later than 60 days after the date that this report was required to be filed, New FBR intends to file an amendment to this Report on Form 8-K/A that will include the related pro forma financial information within 60 days.

         (c)   Exhibits.

         2.1 Agreement and Plan of Merger, dated as of November 14, 2002, by and among Friedman, Billings, Ramsey Group, Inc., FBR Asset Investment Corporation and Forest Merger Corporation (incorporated by reference to Annex A to the Joint Proxy Statement/ Prospectus in Amendment No. 3 to Forest Merger Corporation's Registration Statement on Form S-4 filed on February 26, 2003 (File No. 333-01703)).

         3.1 Amended and Restated Articles of Incorporation of Friedman, Billings, Ramsey Group, Inc.

         3.2   By-Laws of Friedman, Billings, Ramsey Group, Inc.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   FRIEDMAN, BILLINGS,
                                                     RAMSEY GROUP, INC.

                                        By:     /s/  Emanuel J. Friedman
                                              ____________________________
                                              Name:  Emanuel J. Friedman
                                              Title: Chairman and
                                                     Co-Chief Executive Officer

Date:  March 31, 2003

                                  EXHIBIT INDEX
                                  -------------



2.1 Agreement and Plan of Merger, dated as of November 14, 2002, by and among Friedman, Billings, Ramsey Group, Inc., FBR Asset Investment Corporation and Forest Merger Corporation (incorporated by reference to Annex A to the Joint Proxy Statement/ Prospectus in Amendment No. 3 to Forest Merger Corporation's Registration Statement on Form S-4 filed on February 26, 2003 (File No. 333-01703)).

3.1 Amended and Restated Articles of Incorporation of Friedman, Billings, Ramsey Group, Inc.

3.2   By-Laws of Friedman, Billings, Ramsey Group, Inc.